UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2022

WELLNESS CENTER USA, INC.

(Exact name of registrant as specified in its charter)

nevada	333-173216	27-2980395
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employee Identification No.)

145 E. University Boulevard, Tucson, AZ 85705

(Address of Principal Executive Offices)

(847) 925-1885

(Issuer Telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	WCUI	OTC Markets

Item 1.01 Entry into a Material Definitive Agreement.

On October 15, 2022, the Company received 52% majority shareholder approval of the execution and delivery of a proposed Share Exchange Agreement (“Agreement”) relating to the share exchange and transfer of certain assets of the Company’s wholly-owned subsidiary, StealthCo Inc. (“SCI”) d/b/a Stealth Mark, Inc., to Quantum Age Corporation, pursuant to the terms and conditions of the Agreement in substantially the form of the copy presented to the Board. The Agreement provides, among other things, as follows:

●	Quantum Age will pay $10,000 to the Company’s wholly-owned subsidiary, SMI-DTI Holdings, LLC (“SMI-DTI”), upon execution of the Agreement.
●	Quantum Age will pay $90,000 to the Company’s wholly-owned subsidiary, SMI-DTI Holdings, LLC (“SMI-DTI”), upon Closing.
●	Quantum Age will issue 5,500,000 shares of Class A common stock of Quantum Age Corporation to SMI-DTI at Closing.
●	Quantum Age will assign the assets transferred by SCI, including trademarks, intellectual properties, and patents, to its subsidiary, Femtobitz, Inc., a Delaware corporation.
●	Upon Closing of the share exchange, the Company’s Chairman will be appointed an advisory board member of Quantum Age and a board member of Femtobitz, Inc.

The 5,500,000 shares of Class A common shares of Quantum Age Corporation to be issued in exchange for all of the outstanding shares of SCI common stock will represent a minority of the issued and outstanding shares of Quantum Age common stock as of the date of issuance. The Quantum Age shares will be issued in reliance upon the exemption from registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and Regulation D thereunder. As such, such shares may not be offered or sold by us unless they are registered under the Securities Act or qualify for an exemption from the registration requirements under the Securities Act.

The Agreement is included as an Exhibit to this Report and is the legal document that governs the terms of the share exchange described therein and the other actions contemplated thereby. The discussion of the Agreement, and the proposed Share Exchange Agreement, as set forth herein is qualified in its entirety by reference thereto.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of business acquired. None.

(b) Pro forma financial information. None.

(c) Shell Company Transaction. Not applicable.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

1.01	Share Exchange Agreement dated as of October 3, 2022 by and among StealthCo. Inc., an Illinois corporation (the “Company”), SMI-DTI Holdings, LLC, an Arizona limited liability company, the owner of all StealthCo shares (the “Seller”), and Quantum Age Corporation, a Delaware corporation (the “Purchaser”).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WELLNESS CENTER USA, INC.

Date: October 19, 2022	By:	/s/ Calvin R. O’Harrow
Calvin R. O’Harrow
President, CEO